Exhibit 99.2

Q4 EARNINGS PRESENTATION MARCH 6, 2025

DISCLAIMER

CLARUS

Forward-Looking Statements

Please note that in this presentation we may use words such as "appears," "anticipates," "believes," "plans," "expects," "intends," "future," and similar expressions which constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are made based on our expectations and beliefs concerning future events impacting the Company and therefore involve a number of risks and uncertainties. We caution that forward-looking statements are not guarantees and that actual results could differ materially from those expressed or implied in the forward-looking statements. Potential risks and uncertainties that could cause the actual results of operations or financial condition of the Company to differ materially from those expressed or implied by forward-looking statements in this presentation, include, but are not limited to, those risks and uncertainties more fully described from time to time in the Company's public reports filed with the Securities and Exchange Commission, including under the section titled "Risk Factors" in the Company's Annual Report on Form 10-K, and/or Quarterly Reports on Form 10-Q, as well as in the Company's Current Reports on Form 8-K. All forward-looking statements included in this presentation are based upon information available to the Company as of the date of this presentation and speak only as of the date hereof. We assume no obligation to update any forward- looking statements to reflect events or circumstances after the date of this presentation.

Non-GAAP Financial Measures

The Company reports its financial results in accordance with U.S. generally accepted accounting principles ("GAAP"). This presentation contains the non-GAAP measures: (i) adjusted gross margin and adjusted gross profit, (ii) adjusted (loss) income from continuing operations and related earnings (loss) per diluted share, (iii) earnings before interest, taxes, other income or expense, depreciation and amortization ("EBITDA"), EBITDA margin, adjusted EBITDA, and adjusted EBITDA margin, (iv) segment EBITDA and adjusted segment EBITDA, and (v) free cash flow (defined as net cash provided by operating activities less capital expenditures). The Company believes that the presentation of certain non-GAAP measures, i.e.: (i) adjusted gross margin and adjusted gross profit, (ii) adjusted (loss) income from continuing operations and related earnings (loss) per diluted share , (iii) EBITDA, EBITDA margin, adjusted EBITDA and adjusted EBITDA margin, (iv) segment EBITDA and adjusted segment EBITDA, and (v) free cash flow, provide useful information for the understanding of its ongoing operations and enables investors to focus on period- over -period operating performance, and thereby enhances the user's overall understanding of the Company's current financial performance relative to past performance and provides, along with the nearest GAAP measures, a baseline for modeling future earnings expectations. Non-GAAP measures are reconciled to comparable GAAP financial measures herein. We do not provide a reconciliation of the non-GAAP guidance measures adjusted EBITDA and/or adjusted EBITDA margin for the fiscal year 2025 to net income for the fiscal year 2025, the most comparable GAAP financial measure, due to the inherent difficulty of forecasting certain types of expenses and gains, without unreasonable effort, which affect net income but not adjusted EBITDA and/or adjusted EBITDA margin. The Company cautions that non-GAAP measures should be considered in addition to, but not as a substitute for, the Company's reported GAAP results. Additionally, the Company notes that there can be no assurance that the above referenced non-GAAP financial measures are comparable to similarly titled financial measures used by other publicly traded companies.

Market and Industry Data

The market and industry data used throughout this presentation was obtained from various sources, including the Company's own research and estimates, surveys or studies conducted by third parties and industry or general publications and forecasts. Industry publications, surveys and forecasts generally state that they have obtained information from sources believed to be reliable, but there can be no assurance as to the accuracy and completeness of such information. While the Company believes that each of these surveys, studies, publications and forecasts is reliable, it has not independently verified such data and the Company is not making any representation as to the accuracy of such information. Similarly, the Company believes its internal research and estimates are reliable but it has not been verified by any independent sources. In addition, while the Company believes that the industry and market information included herein is generally reliable, such information is inherently imprecise. While the Company is not aware of any misstatements regarding the industry and market data presented herein, its estimates involve risks and uncertainties and are subject to change based on various factors, including those discussed under the heading "Forward-Looking Statements" above.

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Warren Kanders EXECUTIVE CHAIRMAN Clarus TODAY’S PRESENTERS Mike Yates CFO Clarus Neil Fiske PRESIDENT Black Diamond Equipment Mat Hayward MANAGING DIRECTOR Adventure

STRATEGIC PRIORITIES: Q4 AND YTD HIGHLIGHTS

CLARUS

Positioned for long-term sustainable growth ▶	Strategic roadmap continues to guide execution
Black Diamond objective: Simplify and focus on the core ▶	Steady progress building a smaller, more profitable business—led to Q4 adj. GM of 36.9%, representing 410 bps of improvement y/y
Adventure objective: Invest to scale ▶	Initiatives to scale business globally beginning to show green shoots outside the home region of Australia
Strong balance sheet/prudent capital allocation ▶	Nearly debt-free[1] with $45.4 million of cash on the balance sheet at 12/31

[1] Total debt of $1.9 million at 12/31 related to the RockyMounts acquisition

PAGE 4

Continued operational progress at Outdoor and roadmap in place at Adventure $71.4 m $20.3 m $ 51.1m 38.0% $4.4 m Revenue - 7% Y/Y Adventure Revenue - 23% Y/Y Outdoor Revenue + 2% Y/Y Adj. Gross Margin +330 BPS Y/Y Adj. EBITDA + 173% Y/Y FOURTH QUARTER RESULTS AT A GLANCE Adventure Adj. EBITDA: $1.6m Outdoor Adj. EBITDA: $4.5m

6 February 2023 PAGE 6 ADVENTURE - STRATEGIC PRIORITIES AND HIGHLIGHTS • Primary objective to increase scale globally continued to guide investment and execution in Q4 • Results impacted by slowdown in home market of Australia and production stoppage by largest OEM customer • Positive trends thus far in 2025 outside home market supported by growing auto sales in the U.S. • Allocating resources to focus on initiatives that are expected to drive market share gains internationally • Acquisition of RockyMounts deepens product expertise in key growth vertical • Increased fitments from 28 to more than 100 new vehicles in 2024 — the more vehicles we can fit, the more racks we can sell and the more accessories we can add on • Rollout of more than 15 new product introductions in 2025 MANAGEMENT COMMENTARY BUILDING BLOCKS IN FOCUS INVESTMENT INTO U.S. AND ROW INVESTMENT INTO BRAND REBUILT LEADERSHIP TEAM

6 February 2023 PAGE 7 OUTDOOR - STRATEGIC PRIORITIES AND HIGHLIGHTS • Delivered on commitment to reshape business and set foundation for LT growth w/ double digit annual EBITDA margins • While FY24 revenue down 10% y/y, consistent with expectations, adjusted EBITDA up 80% • Worked through $21.4M of PFAS inventory in 2024 with the issue now behind us • Gross margins lifting and expected to expand; Q4 adj. GM of 36.9% reflected benefit of product / inventory / simplification initiatives • Operating expenses down 16% y/y • Combination of revenue, GM improvement, and operating cost efficiency expected to generate run rate towards double - digit EBITDA • Still uncertainty and caution in Outdoor market, particularly related to tariffs MANAGEMENT COMMENTARY BUILDING BLOCKS IN FOCUS SIMPLIFICATION EXECUTION PRODUCT LEADERSHIP FEWER, BIGGER, BETTER

6 February 2023 PAGE 8 8,058 6,810 6,015 6,026 5,767 5,704 5,640 1,347 1,166 1,116 1,029 992 1,017 1,005 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 Spring 2023 Fall 2023 Spring 2024 Fall 2024 Spring 2025 Fall 2025 Spring 2026 Simplification: Reduction in SKUs and Styles Total SKUs Total Styles $204.1M $7.7M $3.6M $31.8M $183.6M - 50,000 100,000 150,000 200,000 250,000 FY 2023 "A" Products "B" Products Simplification FY 2024 Increased Revenue from High - Margin Products • “A” and “B” products represent high margins/high volumes and high margins/low volumes, respectively • While overall revenue declined y/y, grew “A” and “B” revenue by $11.3M, compared to revenue reduction of $31.8M as a result of simplification initiatives • Steady progress executing initiatives focused on simplification and right sizing of inventory • Reduced total SKUs 30% since S23 (~8,100 to ~5,600) • Reduced total styles 25% since S23 (~1,350 to ~1,000) OUTDOOR - BUILDING A SMALLER, MORE PROFITABLE BUSINESS

6 February 2023 PAGE 9 NET SALES Q4 AND FY 2024 FINANCIAL RESULTS Q 4 202 4 Q4 2023 ADJ. GROSS MARGIN ADJ. EBITDA ADJ. EBITDA MARGIN 6.1% $4.4M 38.0% $71.4M 2.1% $1 .6 M 34.7% $ 76.5 M FY 202 4 FY 2023 2.6% $6.9M 37.5% $ 264.3 M 2.6% $ 7.3 M 35.6% $286.0M

6 February 2023 PAGE 10 NET SALES FULL YEAR GUIDANCE ADJ. CORPORATE COSTS ADJ. EBITDA MID - POINT ADJ. EBITDA % CAPEX FREE CASH FLOWS $ 250M - $ 260M $4M - $5M $14M - $16M 5.9% $(9)M $ 8 M - $10M 2025 • Consistent with historical seasonal pattern, H 2 accelerates versus H 1

APPENDIX

6 February 2023 PAGE 12 BALANCE SHEET Assets Current assets Cash $ 45,359 $ 11,324 Accounts receivable, net 43,678 53,971 Inventories 82,278 91,409 Prepaid and other current assets 5,555 4,865 Income tax receivable 910 892 Assets held for sale - 137,284 Total current assets 177,780 299,745 Property and equipment, net 17,606 16,587 Other intangible assets, net 31,516 41,466 Indefinite-lived intangible assets 46,750 58,527 Goodwill 3,804 39,320 Deferred income taxes 36 22,869 Other long-term assets 16,602 16,824 Total assets $ 294,094 $ 495,338 Liabilities and Stockholders’ Equity Current liabilities Accounts payable $ 11,873 $ 20,015 Accrued liabilities 22,276 24,580 Income tax payable - 805 Current portion of long-term debt 1,888 119,790 Liabilities held for sale - 5,744 Total current liabilities 36,037 170,934 Deferred income taxes 12,210 18,124 Other long-term liabilities 12,754 14,160 Total liabilities 61,001 203,218 Stockholders’ Equity Preferred stock, $0.0001 par value per share; 5,000 shares authorized; none issued - - Common stock, $0.0001 par value per share; 100,000 shares authorized; 43,004 and 42,761 issued and 38,362 and 38,149 outstanding, respectively 4 4 Additional paid in capital 697,592 691,198 Accumulated deficit (406,857) (350,739) Treasury stock, at cost (33,114) (32,929) Accumulated other comprehensive loss (24,532) (15,414) Total stockholders’ equity 233,093 292,120 Total liabilities and stockholders’ equity $ 294,094 $ 495,338 December 31, 2024 December 31, 2023 CLARUS CORPORATION CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited) (In thousands, except per share amounts)

6 February 2023 PAGE 13 INCOME STATEMENT (Q4) Sales Domestic sales $ 30,162 $ 31,840 International sales 41,243 44,663 Total sales 71,405 76,503 Cost of goods sold 47,540 54,361 Gross profit 23,865 22,142 Operating expenses Selling, general and administrative 27,772 29,963 Restructuring charges 939 1,411 Transaction costs 408 134 Legal costs and regulatory matter expenses 47 702 Impairment of goodwill 36,264 - Impairment of indefinite-lived intangible assets 8,545 - Total operating expenses 73,975 32,210 Operating loss (50,110) (10,068) Other income (expense) Interest income, net 269 35 Other, net (2,342) 1,104 Total other (expense) income, net (2,073) 1,139 Loss before income tax (52,183) (8,929) Income tax expense (benefit) 21,142 (1,700) Loss from continuing operations (73,325) (7,229) Discontinued operations, net of tax 7,804 (1,160) Net loss $ (65,521) $ (8,389) Loss from continuing operations per share: Basic $ (1.92) $ (0.19) Diluted (1.92) (0.19) Net loss per share: Basic $ (1.71) $ (0.22) Diluted (1.71) (0.22) Weighted average shares outstanding: Basic 38,262 38,312 Diluted 38,262 38,312 CLARUS CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF LOSS (Unaudited) (In thousands, except per share amounts) Three Months Ended December 31, 2024 December 31, 2023

6 February 2023 PAGE 14 INCOME STATEMENT (FULL YEAR) Sales Domestic sales $ 105,745 $ 112,385 International sales 158,570 173,635 Total sales 264,315 286,020 Cost of goods sold 171,696 188,509 Gross profit 92,619 97,511 Operating expenses Selling, general and administrative 111,948 114,603 Restructuring charges 1,948 3,223 Transaction costs 576 593 Contingent consideration benefit (125) (1,565) Legal costs and regulatory matter expenses 3,842 1,764 Impairment of goodwill 36,264 - Impairment of indefinite-lived intangible assets 8,545 - Total operating expenses 162,998 118,618 Operating loss (70,379) (21,107) Other (expense) income Interest income, net 1,467 67 Other, net (1,673) 961 Total other (expense) income, net (206) 1,028 Loss before income tax (70,585) (20,079) Income tax expense (benefit) 17,852 (4,291) Loss from continuing operations (88,437) (15,788) Discontinued operations, net of tax 36,150 5,642 Net loss $ (52,287) $ (10,146) Loss from continuing operations per share: Basic $ (2.31) $ (0.42) Diluted (2.31) (0.42) Net loss per share: Basic $ (1.37) $ (0.27) Diluted (1.37) (0.27) Weighted average shares outstanding: Basic 38,305 37,485 Diluted 38,305 37,485 December 31, 2024 December 31, 2023 CLARUS CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF LOSS (Unaudited) (In thousands, except per share amounts) Twelve Months Ended

6 February 2023 PAGE 15 NON - GAAP RECONCILIATION Sales $ 71,405 Sales $ 76,503 Gross profit as reported $ 23,865 Gross profit as reported $ 22,142 Plus impact of inventory fair value adjustment 61 Plus impact of inventory fair value adjustment 64 Plus impact of PFAS and other inventory reserves 3,179 Plus impact of PFAS and other inventory reserves 4,370 Adjusted gross profit $ 27,105 Adjusted gross profit $ 26,576 Gross margin as reported 33.4% Gross margin as reported 28.9% Adjusted gross margin 38.0% Adjusted gross margin 34.7% Sales $ 264,315 Sales $ 286,020 Gross profit as reported $ 92,619 Gross profit as reported $ 97,511 Plus impact of inventory fair value adjustment 61 Plus impact of inventory fair value adjustment 64 Plus impact of PFAS and other inventory reserves 6,502 Plus impact of PFAS and other inventory reserves 4,370 Adjusted gross profit $ 99,182 Adjusted gross profit $ 101,945 Gross margin as reported 35.0% Gross margin as reported 34.1% Adjusted gross margin 37.5% Adjusted gross margin 35.6% TWELVE MONTHS ENDED December 31, 2024 December 31, 2023 CLARUS CORPORATION RECONCILIATION FROM GROSS PROFIT TO ADJUSTED GROSS PROFIT AND ADJUSTED GROSS MARGIN THREE MONTHS ENDED December 31, 2024 December 31, 2023

NON-GAAP RECONCILIATION (Q4)

CLARUS

CLARUS CORPORATION
RECONCILIATION FROM LOSS FROM CONTINUING OPERATIONS TO ADJUSTED (LOSS) INCOME FROM CONTINUING OPERATIONS AND RELATED EARNINGS PER DILUTED SHARE
(In thousands, except per share amounts)

	Three Months Ended December 31, 2024						
	Total sales	Gross profit	Operating expenses	Income tax (benefit) expense	Tax rate	(Loss) income from continuing operations	Diluted EPS [1]
As reported	$ 71,405	$ 23,865	$ 73,975	$ 21,142	40.5 %	$ (73,325)	$ (1.92)
Amortization of intangibles	-	-	(2,468)	1,240		1,228	
Impairment of goodwill	-	-	(36,264)	-		36,264	
Impairment of indefinite-lived intangible assets	-	-	(8,545)	2,564		5,981	
Restructuring charges	-	-	(939)	251		688	
Transaction costs	-	-	(408)	87		321	
Inventory fair value of purchase accounting	-	61	-	13		48	
PFAS and other inventory reserves	-	3,179	-	766		2,413	
Legal costs and regulatory matter expenses	-	-	(47)	23		24	
Stock-based compensation	-	-	(1,570)	(588)		2,158	
Valuation allowance	-	-	-	(21,038)		21,038	
As adjusted	$ 71,405	$ 27,105	$ 23,734	$ 4,460	343.6 %	$ (3,162)	$ (0.08)

(1) Potentially dilutive securities are excluded from the computation of diluted earnings (loss) per share if their effect is anti-dilutive to the loss from continuing operations. Reported loss from continuing operations per share and adjusted loss from continuing operations per share are both calculated based on 38,262 basic and diluted weighted average shares of common stock.

	Three Months Ended December 31, 2023						
	Total sales	Gross profit	Operating expenses	Income tax (benefit) expense	Tax rate	(Loss) income from continuing operations	Diluted EPS [1]
As reported	$ 76,503	$ 22,142	$ 32,210	$ (1,700)	(19.0) %	$ (7,229)	$ (0.19)
Amortization of intangibles	-	-	(2,680)	536		2,144	
Restructuring charges	-	-	(1,411)	282		1,129	
Transaction costs	-	-	(134)	27		107	
Inventory fair value of purchase accounting	-	64	-	13		51	
PFAS and other inventory reserves	-	4,370	-	575		3,795	
Legal costs and regulatory matter expenses	-	-	(702)	35		667	
Stock-based compensation	-	-	(1,218)	244		974	
As adjusted	$ 76,503	$ 26,576	$ 26,065	$ 12	0.7 %	$ 1,638	$ 0.04

(1) Potentially dilutive securities are excluded from the computation of diluted earnings (loss) per share if their effect is anti-dilutive to the loss from continuing operations. Reported loss from continuing operations per share is calculated based on 38,312 basic and diluted weighted average shares of common stock. Adjusted income from continuing operations per share is calculated based on 38,479 diluted shares of common stock.

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6 February 2023 PAGE 17 NON - GAAP RECONCILIATION (FULL YEAR) As reported $ 264,315 $ 92,619 $ 162,998 $ 17,852 25.3% $ (88,437) $ (2.31) Amortization of intangibles - - (9,784) 2,751 7,033 Impairment of goodwill - - (36,264) - 36,264 Impairment of indefinite-lived intangible assets - - (8,545) 2,564 5,981 Restructuring charges - - (1,948) 459 1,489 Transaction costs - - (576) 122 454 Contingent consideration benefit - - 125 (26) (99) Inventory fair value of purchase accounting - 61 - 13 48 PFAS and other inventory reserves - 6,502 - 1,453 5,049 Legal costs and regulatory matter expenses - - (3,842) 807 3,035 Stock-based compensation - - (5,823) 291 5,532 Valuation allowance - - - (21,038) 21,038 As adjusted $ 264,315 $ 99,182 $ 96,341 $ 5,248 199.2% $ (2,613) $ (0.07) As reported $ 286,020 $ 97,511 $ 118,618 $ (4,291) (21.4) % $ (15,788) $ (0.42) Amortization of intangibles - - (10,715) 2,293 8,422 Restructuring charges - - (3,223) 690 2,533 Transaction costs - - (593) 127 466 Contingent consideration benefit - - 1,565 (335) (1,230) Inventory fair value of purchase accounting - 64 - 14 50 PFAS and other inventory reserves - 4,370 - 575 3,795 Legal costs and regulatory matter expenses - - (1,764) 261 1,503 Stock-based compensation - - (5,141) 1,100 4,041 As adjusted $ 286,020 $ 101,945 $ 98,747 $ 434 10.3% $ 3,792 $ 0.10 continuing operations EPS (1) (1) Potentially dilutive securities are excluded from the computation of diluted earnings (loss) per share if their effect is anti-dilutive to the loss from continuing operations. Reported loss from continuing operations per share is calculated based on 37,485 basic and diluted weighted average shares of common stock. Adjusted income from continuing operations per share is calculated based on 38,088 diluted shares of common stock. Tax (Loss) income from Diluted sales profit expenses (benefit) expense rate Twelve Months Ended December 31, 2023 Total Gross Operating Income tax (benefit) expense rate continuing operations EPS (1) (1) Potentially dilutive securities are excluded from the computation of diluted earnings (loss) per share if their effect is anti-dilutive to the loss from continuing operations. Reported loss from continuing operations per share and adjusted loss from continuing operations per share are both calculated based on 38,305 basic and diluted weighted average shares of common stock. sales profit expenses CLARUS CORPORATION RECONCILIATION FROM LOSS FROM CONTINUING OPERATIONS TO ADJUSTED (LOSS) INCOME FROM CONTINUING OPERATIONS AND RELATED EARNINGS PER DILUTED SHARE (In thousands, except per share amounts) Twelve Months Ended December 31, 2024 Total Gross Operating Income tax Tax (Loss) income from Diluted

NON-GAAP RECONCILIATION (Q4)

CLARUS

CLARUS CORPORATION
RECONCILIATION FROM OPERATING (LOSS) INCOME TO EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION, AND AMORTIZATION (EBITDA), EBITDA MARGIN, ADJUSTED EBITDA, AND ADJUSTED EBITDA MARGIN
(In thousands)

	Three Months Ended December 31, 2024				Three Months Ended December 31, 2023			
	Outdoor Segment	Adventure Segment	Corporate Costs	Total	Outdoor Segment	Adventure Segment	Corporate Costs	Total
Operating (loss) income	$ 1,897	$ (48,582)	$ (3,425)	$ (50,110)	$ (7,002)	$ 1,051	$ (4,117)	$ (10,068)
Depreciation	614	369	-	983	715	371	-	1,086
Amortization of intangibles	285	2,183	-	2,468	285	2,395	-	2,680
EBITDA	2,796	(46,030)	(3,425)	(46,659)	(6,002)	3,817	(4,117)	(6,302)
Restructuring charges	789	150	-	939	1,372	39	-	1,411
Transaction costs	65	307	36	408	-	1	133	134
Legal costs and regulatory matter expenses	10	-	37	47	260	-	442	702
Impairment of goodwill	-	36,264	-	36,264	-	-	-	-
Impairment of indefinite-lived intangible assets	-	8,545	-	8,545	-	-	-	-
Stock-based compensation	-	-	1,570	1,570	-	-	1,218	1,218
Inventory fair value of purchase accounting	-	61	-	61	-	64	-	64
PFAS and other inventory reserves	869	2,310	-	3,179	4,370	-	-	4,370
Adjusted EBITDA	$ 4,529	$ 1,607	$ (1,782)	$ 4,354	$ -	$ 3,921	$ (2,324)	$ 1,597
Sales	$ 51,072	$ 20,333	$ -	$ 71,405	50,135	26,368	-	76,503
EBITDA margin	5.5 %	(226.4) %		(65.3) %	(12.0) %	14.5 %		(8.2) %
Adjusted EBITDA margin	8.9 %	7.9 %		6.1 %	- %	14.9 %		2.1 %

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NON-GAAP RECONCILIATION (FULL YEAR)

CLARUS

CLARUS CORPORATION
RECONCILIATION FROM OPERATING (LOSS) INCOME TO EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION, AND AMORTIZATION (EBITDA), EBITDA MARGIN, ADJUSTED EBITDA, AND ADJUSTED EBITDA MARGIN
(In thousands)

	Twelve Months Ended December 31, 2024				Twelve Months Ended December 31, 2023			
	Outdoor Segment	Adventure Segment	Corporate Costs	Total	Outdoor Segment	Adventure Segment	Corporate Costs	Total
Operating (loss) income	$ (999)	$ (53,126)	$ (16,254)	$ (70,379)	$ (5,155)	$ 911	$ (16,863)	$ (21,107)
Depreciation	2,588	1,446	-	4,034	2,848	1,302	-	4,150
Amortization of intangibles	1,142	8,642	-	9,784	1,057	9,658	-	10,715
EBITDA	2,731	(43,038)	(16,254)	(56,561)	(1,250)	11,871	(16,863)	(6,242)
Restructuring charges	1,349	599	-	1,948	2,754	306	163	3,223
Transaction costs	65	396	115	576	-	30	563	593
Contingent consideration benefit	-	(125)	-	(125)	-	(1,565)	-	(1,565)
Legal costs and regulatory matter expenses	3,088	-	754	3,842	476	-	1,288	1,764
Impairment of goodwill	-	36,264	-	36,264	-	-	-	-
Impairment of indefinite-lived intangible assets	-	8,545	-	8,545	-	-	-	-
Stock-based compensation	-	-	5,823	5,823	-	-	5,141	5,141
Inventory fair value of purchase accounting	-	61	-	61	-	64	-	64
PFAS and other inventory reserves	4,192	2,310	-	6,502	4,370	-	-	4,370
Adjusted EBITDA	$ 11,425	$ 5,012	$ (9,562)	$ 6,875	$ 6,350	$ 10,706	$ (9,708)	$ 7,348
Sales	$ 183,568	$ 80,747	$ -	$ 264,315	204,053	81,967	-	286,020
EBITDA margin	1.5 %	(53.3) %		(21.4) %	(0.6) %	14.5 %		(2.2) %
Adjusted EBITDA margin	6.2 %	6.2 %		2.6 %	3.1 %	13.1 %		2.6 %

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